NOTE 5 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2025
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	Year ended December 31,
	2025	2024	2023
Net profit (loss) as reported in the
statements of operations	86	78	62
Statutory tax rate	23.0%	23.0%	23.0%
Income Tax under statutory tax rate	19.8	17.9	14.3

Added to tax carried forward losses (less full valuation allowance)	(19.8)	(17.9)	(14.3)

Provision for income tax	-	-	-